Cash Held in Escrow	12 Months Ended
Jul. 31, 2021
Disclosure For Cash Held In Escrow [Abstract]
Cash Held in Escrow

7. Cash Held in Escrow

On May 27, 2021, the Company issued US$360 million in a senior secured convertible note at a purchase price of US$327.6 million (Note 19). Under the senior secured convertible note agreement, US$229.32 million of the proceeds were immediately placed into an escrow account. The Cash held in escrow was used subsequent to year-end to partially fund the acquisition of all of the outstanding shares of the entities that carry on the business of Redecan (the “Redecan Acquisition”)(Note 38).